File No. 811-3752
                                                  Rule 14(c)-5

May 3, 1999

VIA EDGAR
---------

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                 File No. 811-3752
                 Definitive Information Statement
                 ----------------------------------
Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act,") enclosed for filing in accordance with Rule 14(c)-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act,") is a definitive information statement prepared for Managers Intermediate Mortgage Fund (the "Fund,") a series of the Trust.

      This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval.

      The information statement describes a new sub-advisory agreement between The Managers Funds, L.P., the investment
manager   for  the  Trust,  and  Standish  Ayer  &   Wood,   Inc.
("Standish"), the new sub-adviser for the Fund. The new agreement was necessary to implement the decision of the Trust's Board of Trustees, acting on the investment manager's recommendation, to hire Standish as the new sub-adviser for the Fund.

      In addition, the recent acquisition of The Managers Funds, L.P. by Affiliated Managers Group, Inc. (and its restructuring as The Managers Funds, LLC), resulted in the termination of the new sub-advisory agreement shortly after it became effective. Therefore, The Managers Funds LLC executed a new sub-advisory agreement with Standish that is substantially identical to the sub-advisory agreement in effect prior to the acquisition.

      The Trust intends to mail definitive copies of this information statement on or about May 5, 1999. Please direct questions or comments regarding this filing to Judith L. Shandling, Esq. of Swidler Berlin Shereff Friedman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Donald S. Rumery
                           Donald S. Rumery
                           Secretary

cc:  Judith L. Shandling, Esq.

                        SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14c of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[   ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[ X ]     Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]     $125 per Exchange Act Rules 0-11c(1)(ii),
          or 14c-5(g).
[   ]     Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          _________________________________________________

     2) Aggregate number of securities to which transaction applies:

          __________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________

     5)   Total fee paid:

     ______________________________________________________

[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________

[X]  Filing fee no longer applicable.

                  [LOGO FOR THE MANAGERS FUNDS]



May 5, 1999


Dear Shareholder of Managers Intermediate Mortgage Fund:

The enclosed information statement details a recent portfolio manager change and a new sub-advisory agreement for Managers Intermediate Mortgage Fund. On March 5, 1999, the Board of Trustees of The Managers Funds approved the recommendation of The Managers Funds, L.P., the investment adviser to the Fund, to hire Standish, Ayer & Wood, Inc. ("Standish") to replace Jennison Associates, LLC as the portfolio manager of the Fund. The recommendation reflected, among other things, the opinion of The Managers Funds, L.P. that Standish is appropriately suited to manage this Fund since Standish has expertise in a broad array of mortgage securities. The sub-advisory agreement with Standish took effect on March 8, 1999.


On April 1, 1999, The Managers Funds, L.P. consummated an agreement with Affiliated Managers Group, Inc. ("AMG"). On that date, The Managers Funds, L.P. converted into a Delaware limited liability company (The Managers Funds, LLC), and AMG acquired a 100% interest in its capital and a 95% interest in its profits. Because this transaction involved a change of control of The Managers Funds, L.P., the Fund's investment adviser, completion of this transaction terminated the sub-advisory agreement with Standish. Therefore, The Managers Funds LLC executed a new sub-advisory agreement dated April 1, 1999 with Standish relating to the Fund, the terms of which are identical to the sub-advisory agreement executed on March 8, 1999.


We believe that the new agreements with Standish and the transaction with AMGwill increase our ability to provide the shareholders of the Fund with a high caliber of investment advisory services. We anticipate that the new arrangements will otherwise have no effect on the operations of the Fund..

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued support of The Managers Funds.

Sincerely,
/s/Peter M. Lebovitz
Peter M. Lebovitz
President

                       THE MANAGERS FUNDS

               Managers Intermediate Mortgage Fund

                       40 Richards Avenue
                   Norwalk, Connecticut  06854
                      ____________________

                      INFORMATION STATEMENT
                      ____________________

       This  information  statement  is  being  provided  to  the
shareholders   of  Managers  Intermediate  Mortgage   Fund   (the
"Intermediate Mortgage Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order The Managers Funds (the "Trust") has received from the Securities and Exchange Commission which permits The Managers Funds LLC, the investment manager to each investment portfolio of the Trust (together, with each of its predecessor entities, the "Manager"), to hire new sub-advisers and make changes to existing sub-advisory contracts for each investment portfolio with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This information statement will be mailed on or about May 5, 1999.

The Trust and its Investment Management Agreements

     The Trust entered into an investment management agreement with respect to each investment portfolio of the Trust (each, a "Fund") with The Managers Funds, L.P., the predecessor to The Managers Funds LLC, dated August 17, 1990 (the "Previous Management Agreement"). On April 1, 1999, The Managers Funds,
L.P. consummated an agreement with Affiliated Managers Group, Inc. ("AMG") pursuant to which The Managers Funds, L.P. converted to a Delaware limited liability company (The Managers Funds LLC) and AMG acquired a 100% interest in the capital of the Manager and a 95% interest in its profits. Because it involved a change in control of the Fund's investment adviser, completion of this transaction resulted in a termination of the Previous Management Agreement. At a Special Meeting of the Shareholders on March 31, 1999, a new investment management agreement was approved between the Trust, on behalf of each of the Funds, and the Manager to take effect upon the closing of the transaction (the "New Management Agreement"). The New Management Agreement is substantially identical to the Previous Management Agreement, with the exception of the effective date and the name of the Manager.

     Under the terms of both the Previous Management Agreement and the New Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers") to manage the investment portfolio of each Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for a Fund, if such Fund has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. It is possible that, at certain times, a Sub-Adviser under contract may be allocated none of a Fund's assets to manage. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent. As compensation for its services, the Manager receives a fee from each Fund, and the Manager is responsible for payment of all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

Exemptive Order

       The Trust has received an exemptive order from the Securities and Exchange Commission (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Manager to hire new Sub-Advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval. Among other things, this Order requires the Manager to provide shareholders with a statement containing all information regarding a new Sub-Adviser or a material change in a Sub-Advisory Agreement to the same extent as would be set forth in a proxy statement.

The Sub-Advisory Agreements

      Since October 1994, Jennison Associates, LLC ("Jennison") has served as the Sub-Adviser to the Intermediate Mortgage Fund, pursuant to a Sub-Advisory Agreement dated October 28, 1994 (the "Jennison Agreement"). At a meeting held on March 5, 1999, the Trustees, including a majority of the non-interested Trustees (those Trustees who are not parties to the new agreement or interested persons of such parties), approved the recommendation of The Managers Funds, L.P. to replace Jennison as Sub-Adviser to the Fund with Standish, Ayer & Wood, Inc. ("Standish"). Accordingly, the Trustees approved a Sub-Advisory Agreement for the Fund with Standish that became effective on March 8, 1999 (the "Standish Agreement").

      The terms of the Standish Agreement were identical in all respects to the Jennison Agreement, except for the date, the identity of the Sub-Adviser and the addition of paragraphs providing that:


     (1) the Fund's securities for which Standish will have investment responsibility will be designated in writing by the Trust's custodian bank and confirmed by Standish;
     (2) subject to certain provisos, Standish may receive research through the use of "new issue" credits with respect to new issues of securities underwritten by dealers selling as principal; and
     (3) Standish may combine purchase and sale orders for the Fund with purchase and sale orders for its other clients, provided that the combined trades are made in a manner that is equitable and consistent with its fiduciary obligations to the Fund and to Standish's other clients.

      The recommendation to hire Standish was made by the Manager in the ordinary course of its on-going evaluation of sub-adviser performance and investment strategy and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. The Manager believes that Standish's investment management style is appropriately suited to the Fund and believes that Standish has expertise in a broad array of mortgage securities. Standish serves as the Sub-Adviser to Managers Short and Intermediate Bond Fund, pursuant to a Sub-Advisory Agreement dated August 1, 1991.

       Under the Previous Management Agreement and the New Management Agreement, the Intermediate Mortgage Fund pays the
Manager a fee equal to 0.45% of the Fund's average daily net assets. Pursuant to the Jennison Agreement, the Manager paid Jennison a fee of 0.20% of the average daily net assets under Jennison's management. Pursuant to the Standish Agreement, the Manager pays Standish a fee of 0.20% of the Fund's average daily net assets under Standish's management. For the fiscal year ended December 31, 1998, the Intermediate Mortgage Fund paid the Manager $56,906, and the Manager paid $32,008 to Jennison. If the Standish Agreement had been in effect for fiscal 1998, the total management fee payable by the Fund to the Manager and the Sub-Advisory fees payable by the Manager to the Sub-Adviser would have been the same.

      The change of control of the Manager that resulted in the termination of the Previous Management Agreement also had the effect of terminating the Standish Agreement. Therefore, On April 1, 1999, the Manager entered into a new sub-advisory agreement with Standish (the "New Standish Agreement"). Except for the date, the New Standish Agreement is identical in all respects (including the fee) to the Standish Agreement. The New Standish Agreement, marked to show changes from the previous agreement with Jennison, is attached to this information statement as Exhibit A.

Information on Standish

      Following is a description of Standish, which is based on information which it has provided. Standish is not affiliated with the Manager or the Trust, other than by reason of serving as Sub-Adviser to one or more Funds.

STANDISH, AYER & WOOD, INC.
One Financial Center, Suite 26
Boston, Massachusetts  02111

      Standish, Ayer & Wood, Inc. was founded in 1933 and is a privately owned corporation with 24 directors. As of December
31, 1998, Standish had more than $46.2 billion in assets under management.

      The name and principal occupation of the directors and principal executive officers of Standish are set forth below, the address of each is that of Standish.

Name                   Position
Edward H. Ladd         Chairman and Managing Director
George W. Noyes        CEO, President and Managing Director
Caleb F. Aldrich       Managing Director and Vice President
Davis B. Clayson       Director and Vice President
Dolores S. Driscoll    Managing Director and Vice President
Richard C. Doll        Director and Vice President
Maria D. Furman        Managing Director and Vice President
Richard  S.  Wood         Managing Director, Vice  President  and
Secretary
Nicholas S. Battelle   Director and Vice President
David H. Cameron       Director and Vice President
Karen K. Chandor       Director and Vice President
James E. Hollis III    Director and Vice President
Laurence A. Manchester Director and Vice President
Arthur A. Parker       Director and Vice President
Howard B. Rubin        Director and Vice President
Austin C. Smith        Director and Vice President
W. Charles Cook        Director and Vice President
Joseph M. Corrado      Director and Vice President
Mark A. Flaherty       Director and Vice President
Raymond J. Kubiak      Director and Vice President
Thomas P. Sorbo        Director and Vice President
David C. Stuehr        Director and Vice President
Michael W. Thompson    Director and Vice President
Ralph S. Tate          Managing Director and Vice President

      Standish acts as an investment adviser to the following investment companies with similar objectives to the Intermediate
Mortgage Fund:


                       Net Assets of
                       Fund, as                Annual
Funds                     of 3/31/99           Fee Rate(Basis Points)
------------           ---------------         --------
Managers Short and
  Intermediate Bond Fund   $18,622,434          0.25%

Standish Scrutinized Fund  $42,935,222          0.25%

Board of Trustees' Recommendation

     At an in-person meeting held on March 5, 1999, the Trustees, in approving the Standish Agreement, considered a number of factors, including (i) the nature and quality of the services expected to be rendered by Standish to the Intermediate Mortgage Fund; (ii) Standish's investment management approach and the services it renders to the Short and Intermediate Bond Fund;
(iii) the structure of Standish and its ability to provide services to the Intermediate Mortgage Fund; (iv) that the fees payable by the Intermediate Mortgage Fund will not change as a result of this Agreement; and (v) that the Standish Agreement was substantially similar as the Jennison Agreement but for the additional paragraphs in the Standish Agreement which the Trustees determined were acceptable to the Fund.

      Additionally, at the meeting held on March 5, 1999, the Trustees approved, effective as of the date of the closing of the transaction with AMG, the New Standish Agreement. In connection with this approval, the Trustees considered that the terms of the transaction did not contemplate any changes in the overall form of the sub-advisory agreement with Standish, the advisory fees or the Fund's objectives and policies.

ADDITIONAL INFORMATION

Other Matters

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut   06854,  serves  as  investment  manager,  principal
underwriter and administrator of the Trust.

      To the knowledge of the Trust, as of April 23, 1999, no individual person beneficially owned more than 5% of the Fund's outstanding shares.

      As of April 23, 1999, Standish is not affiliated with any brokers, and the Fund did not pay commissions to any broker affiliated with Standish during its fiscal year ended December
31, 1998.

      As of April 23, 1999, the Trustees and Officers of the Fund owned less than 1% of the outstanding shares of the Fund.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854, (800) 835-
3879.

                                        By Order of the Trustees,
                                        /s/Donald S. Rumery
                                        DONALD S. RUMERY
                                        Secretary



Dated: May 3, 1999

                                                        Exhibit A
                    [Marked to Show Changes]           -----------

                     SUB-ADVISORY AGREEMENT

Attention:     Howard Rubin
          Standish, Ayer & Wood, Inc.


     RE:       Sub-Advisory Agreement


To whom it may concern:

The Managers Intermediate Mortgage Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-
to-day  management  and  administration  of  the  Fund  and   the
coordination  of  investment  of  the  Fund's  assets.   However,
pursuant  to  the  terms  of the Management  Agreement,  specific
portfolio   purchases  and  sales  for  the   Fund's   investment
portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs Standish, Ayer & Wood, Inc. ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

The Manager represents and warrants to the Sub-Advisor that at any such time State Street Bank and Trust Company ("State Street"), the Manager's Custodian, delivers to the Sub-Advisor any non-cash assets, State Street will provide to the Sub-Advisor a true, correct and complete listing of the securities and other assets of the Fund account, including in the case of non-cash assets a full description of any material features thereof. The Manager represents that the Fund has full title in all of the Fund Account's assets. The Sub-Advisor will have no responsibility or liability for any losses, claims or damages resulting directly or indirectly from omissions, errors or misstatements appearing on this listing. The Sub-Advisor will not be responsible for additions to the Fund Account until notification of such additions has been confirmed by the Sub-Advisor.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Advisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Advisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Advisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Advisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be a direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Advisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

     (d) With respect to new issues of securities underwritten by dealers selling as principal, the Sub-Advisor may receive research through the use of "new issue" research credits; provided that the foregoing shall not diminish any rights of the Fund, or duties of the sub-adviser, under law..

     (e) On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund Account and such other clients in order to obtain the best overall execution and lower brokerage commissions, if any, In such event, allocation of the prices and amounts of securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund Account and to such clients.

4. Information Provided to the Manager and the Trust and to the Sub-Advisor

     (a) The Sub-Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Advisor agrees that it will notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement respecting or relating to the Sub-Advisor in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

     (d) The Manager agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information that is reasonably required by the Sub-Advisor for performance by the Sub-Advisor of its obligations under the Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such required information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor.

5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Advisor shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on April 1, 1999 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust. No such termination shall affect the liabilities and obligations of the parties arising prior to such termination.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                            THE MANAGERS FUNDS LLC

BY:  /s/Peter M. Lebovitz
                            ITS: President
                            DATE:3/29/99
ACCEPTED:

BY:  /s/
Its: Treasurer
DATE:                             3/17/99

                            Acknowledged:
                            The Managers Funds

                            BY:  /s/Peter M. Lebovitz
                            Its: President
                            DATE:3/29/99






SCHEDULES:                  A.  Fee Schedule.

                           SCHEDULE A
                         SUB-ADVISOR FEE

For services provided to the Fund Account, The Managers Funds LLC will pay a quarterly fee for each calendar quarter at an annual rate of 0.20% of average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.